UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08718

                                    IPS Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  9111 Cross Park Drive, E-120, Knoxville, TN 37923
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                        CITCO Mutual Fund Services, Inc.
                     83 General Warren Boulevard, Suite 200
                                Malvern, PA 19355
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-232-9142

Date of fiscal year end:    11/30/2004

Date of reporting period:   11/30/2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of
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under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may
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

ITEM 1.

                                [LOGO] IPS FUNDS

                                  Annual Report
                                November 30, 2004

                    IPS MILLENNIUM FUND IPS NEW FRONTIER FUND

                                www.ipsfunds.com

                          IPS Funds 2004 Annual Report

Dear Fellow Shareholders:

      IPS Funds have outperformed the S&P 500 on a risk-adjusted basis for our 2004 fiscal year, the second consecutive year that we have outperformed the market. The strategies we began putting in place the beginning of 2001 to improve our valuation and sell discipline have truly produced the benefits we had hoped for, and we expect that they will continue to do so. Be sure to read our bi-monthly Portfolio Manager Diary ( http://www.ipsfunds.com/ ) for more insight into what we are buying and selling and why, and how we analyze companies and view the stock market and economy.

Analysis of Our Performance & Risk

      This is the second consecutive year that we have been able to report to you that we have outperformed the S&P 500 based on risk-adjusted returns, which is our goal. Our disciplined valuation and sell strategy is paying off. As you are aware, we feel that investors do not pay enough attention to risk, especially in secular bear markets such as we are in today. This is why we have included a chart, for several years now, of the risk we take relative to the stock market. Risk-adjusted returns are, in our opinion, a far better indicator of the quality of fund management than are raw returns, because they indicate how careful your managers are in attaining those returns.

      Risk-adjusted returns are the only way investors can know whether a particular return has been obtained recklessly, or with a great deal of care to minimize the downside risk. Without understanding their risk-adjusted returns, investors simply don't know how much risk they are taking to obtain their raw returns. Below is a summary of our returns on a raw numbers, and on a risk-adjusted basis. Be sure to review the more comprehensive returns under the separate discussion for each Fund.

--------------------------------------------------------------------------------
                        Risk Adjusted Returns for FY 2004

                                        Raw 12-month    Risk*      Risk-Adj.
                                        ------------    -----      ---------
                                        Returns                    Returns
                                        -------                    -------
            PS Millennium Fund          12.28%          1.83       6.71%
            IPS New Frontier Fund       14.74%          2.37       6.22%
            S&P 500 Index               12.88%          2.18       5.91%

--------------------------------------------------------------------------------

            Table 1. *Risk is defined as the standard deviation of the most recent 13 monthly returns.

      We are concerned that the overall market has become overvalued as a result of the strong cyclical bull market of 2003 - 2004. A big part of the reason for our superior risk-adjusted returns is that we aren't out chasing great stories like so many investors, we are out chasing value. The stock market in general is selling at higher valuations than historic norms, valuations from which no major bull market has ever begun. It is our belief that the current cyclical bull market in stocks that began in March, 2003 has run its course, and that the risk to investors is now strongly to the downside. We believe that we are entering a less benign market period beginning in 2005, when a disciplined approach to valuation will truly begin to pay off.

      The universe of stocks from which we select your companies is all those stocks with Free Cash Flow (FCF) yields above 8.0%. We define FCF as Cash From Operations in the Statement of Cash Flows, minus the Capital Expenditures necessary to maintain and grow the business. Thus, all of your companies generate large amounts of FCF in excess of the immediate needs of the companies to maintain and grow their business. This FCF is available to pay or increase dividends, accelerate research and development, pay down debt, ramp up their growth rate, enable them to under-price competitors, or to buy competitors during bad times in order to improve their competitive position.

      Furthermore, the stock price must be low enough so that the FCF/Share produces a yield over 8.0%. This is not a long list of companies because, frankly, there aren't that many companies in the U.S. that are that profitable on a cash basis, and that are also that cheap. We maintain a list of such stocks that's updated automatically every night with new prices and any new company financial reports. It's easy to review the list each day and see what's changing, and where value is in the stock market. Two years ago, the value was in well-known, large cap growth stocks. Today that's no longer the case. These companies have virtually all been pushed up by the market to the point where the risk-reward ratio is very much against investors.

      Where we have been finding value for most of this year, though, is much more frequently in small and mid cap stocks that are relatively less well known, and often with low trading volume. This means they are not favorites of big institutional buyers because there simply aren't enough shares for them to buy without driving up the share price, or so few that they cannot get out if something goes wrong.

      For example, typical buys for your funds, especially over the last 6 months, have been companies like CenturyTel (CTL), Great Plains Energy (GPX), Health Net (HNT), Raytheon (RNT) and Coca Cola Bottling (COKE). These are not relatively well known companies, and have low trading volumes, yet we have done well with stocks like these as a group. As a result of this disciplined buying, we have continued to keep our level of risk low, while still earning returns comparable to or greater than that of the stock market, as defined by the S&P 500 Index.

      The risk we've taken to achieve our returns has also decreased for both Funds over the last year. We have brought our risk (standard deviation of most recent 13 monthly returns) for Millennium down to 1.83%, and for New Frontier down to 2.37%, compared with a similar risk measure for the S&P 500 of 2.18%.

Our Conclusions

      In our 2004 Semi-Annual Report to Shareholders, we concluded that "... gains going forward will be much harder to come by because the underlying fundamental improvements are not there to support further gains in our view." We also stated that "... investors, in our judgment, should be extremely wary of expecting returns even remotely like 2003 for some time to come. This has become a stock picker's market, and the greatest profits will go to those investors who are the most highly disciplined...."

      The second half of the year would appear to have borne out those statements. As we've said before, we will not make money on every stock, or in every month, or even every quarter or every year. But at IPS Funds we feel that we have in place the discipline and methodology needed to give our shareholders the best possible chance of doing well over the coming years, no matter what kind of market we are in. We believe 2005 will be one of the more interesting years for stocks that we've seen in quite some time. Thank you for your patience and loyalty.

Robert Loest, Ph.D., CFA                    Gregory A. D'Amico
Senior Portfolio Manager                    President

--------------------------------------------------------------------------------
                               IPS Millennium Fund
                        2004 Performance & Risk Analysis
--------------------------------------------------------------------------------

      IPS Millennium Fund outperformed the S&P 500 in the second half of FY 2004, but due to the conservative posture of the Fund, fell short by 0.6% for the 12 month fiscal year on a raw numbers basis. We did out-perform on a risk-adjusted basis, as you can see in Table 1 above. Our Sharpe Ratio remains in positive territory, meaning that we are outperforming 10-year T-Notes, which is our absolute return goal no matter what the market does. Our cash position a year ago was about 21%, and at the close of our 2004 FY it was 26%, so our returns have been achieved despite a large cash position.

      The cash position of Millennium Fund is not a judgment regarding the market, or a timing decision, it's simply what remains when we cannot find any more stocks to buy. As our large caps have risen above fair value and we have sold them, they've become increasingly difficult to replace with stocks that are similarly as undervalued as those were when we first bought them. As the year has worn on, we have increasingly seen well-known, large cap stocks become overvalued, and value in the market has migrated down-cap to small and mid cap stocks. This is evident from the performance disparity between large and small cap companies and mutual funds over the course of 2004.

                     IPS Millennium Annualized Total Returns
                                November 30, 2004

 [The following table was depicted as a bar chart in the printed material.]

                        6 Mos.     1 Yr.      3 Yrs.      5 Yrs.    Inception
                        ------     -----      ------      ------    ---------
IPS Millennium          6.44%      12.28%     -0.23%      -12.06%      9.69%
S&P 500                 5.55%      12.88%      2.70%       -1.68%     11.78%

      Figure 1: Above total returns include dividend & capital gains distributions not shown here. The performance data given above represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate, so that the value of your shares, when redeemed, may be worth more or less than their original cost. Current performance may be better or worse than the performance data quoted above. Income & capital gains distribution information is also included in the Prospectus, or call 800.249.6927 for the most recent annual or semi-annual report, or view it in Adobe format on the index page.

                           6          1          3         5          Inception
                         Months      Year      Years     Years        (01/03/95)
                         ------      ----      -----     -----        ----------
IPS Millennium Fund      6.44%      12.28%     -0.23%    -12.06%        9.69%
S&P 500 Index            5.55%      12.88%      2.70%     -1.86%       11.78%

Average Annual Returns as of 11/30/04

      We are currently requiring an 8.0% minimum FCF yield before we will consider a stock, using an assumption of 5.0% for the 10-year T-Note, and an equity risk premium of 2.5% - 3.5%. This means that for most of our companies we are discounting future FCFs at about 7.5% - 8.5%. We feel that our current hurdle rates reflect adequately the risk currently in stocks, and that over any reasonable period of time we should do well. Nevertheless, the migration of value down-cap means that increasingly, the companies where we are finding value have too small a trading volume for Millennium to buy.

      The consequence of this is that cash builds up, as it should when we cannot find stocks that meet our criteria. We believe that currently most of the stocks that would normally fall within Millennium's buying universe are simply so overvalued that the risk-reward equation is, by a large margin, against shareholders. The risk of a loss at current valuation multiples far outweighs the potential for gains, using our estimate of fair value based on a company's free cash flow.

      What lies behind this approach is simply that stocks and stock markets have a strong tendency to oscillate around some central tendency of value. This behavior is termed by statisticians "reversion to the mean." In other words, when a stock's price departs very far from its central tendency of value, it tends to return to it. For us, the central tendency of value is a stock's fair value based on FCF. We want a portfolio of stocks whose prices are likely to mean revert upward, not downward. Virtually all large cap stocks today are trading at valuations that, in our opinion, virtually ensure a downward mean reversion at some point. We don't play that game, so Millennium is likely to have a large cash position for as long as the market is trading well above fair value.

      As can be seen in Fig. 2 below, we have continued to lower the volatility of our monthly returns in Millennium. This is in preparation for a market-wide downward mean reversion. It is partly a consequence of our large cash position, and partly due to the fact that our stocks, being strongly undervalued under our analytical methodology, tend not to go down as much as the overall market during a pull-back, again reducing volatility. We believe this will give us an opportunity when the market corrects to buy superior companies at much lower valuations.

                   IPS Millennium Risk vs. Broad Stock Market
                                November 30, 2004

[The following table was depicted as a mountain chart in the printed material.]

                              IPS                Value               S&P
                          Millennium             Line                500
                          ----------             ----                ---
                             1.44%               2.01%              1.79%
                             1.45%               1.84%              1.48%
                             1.71%               1.90%              1.49%
                             1.87%               1.89%              1.48%
         6/96                2.11%               2.12%              1.47%
                             3.13%               2.86%              2.24%
                             3.12%               2.85%              2.18%
                             3.37%               2.93%              2.42%
                             3.38%               2.93%              2.34%
                             3.81%               2.83%              2.73%
        12/96                4.00%               2.78%              2.88%
                             4.08%               2.82%              3.12%
                             4.48%               2.84%              3.11%
                             5.03%               3.12%              3.50%
                             5.05%               3.11%              3.69%
         6/97                5.64%               3.61%              3.85%
                             5.57%               3.67%              3.89%
                             5.94%               3.76%              4.11%
                             5.44%               3.08%              4.29%
                             5.56%               3.17%              4.33%
                             6.00%               3.63%              4.59%
                             5.97%               3.61%              4.62%
        12/97                5.73%               3.47%              4.41%
                             5.61%               3.53%              4.25%
                             5.77%               3.85%              4.32%
                             5.47%               3.85%              4.34%
                             4.71%               3.51%              3.90%
                             5.12%               3.91%              4.02%
         6/98                4.74%               3.57%              3.93%
                             4.96%               4.04%              3.98%
                             6.13%               5.96%              5.58%
                             6.91%               6.22%              5.52%
                             6.73%               6.44%              5.72%
                             6.75%               6.46%              5.66%
        12/98                7.37%               6.52%              5.71%
                             7.73%               6.53%              5.73%
                             8.20%               6.69%              5.92%
                             8.73%               6.36%              5.77%
                             8.83%               6.86%              5.72%
                             8.98%               6.87%              5.83%
         6/99                8.70%               6.85%              5.84%
                             8.85%               6.89%              5.96%
                             8.66%               6.75%              5.95%
                             6.85%               4.54%              4.02%
                             6.85%               4.43%              4.02%
                             6.82%               3.99%              3.67%
        12/99                7.92%               3.96%              3.66%
                             7.90%               4.05%              3.92%
                             8.68%               4.05%              3.89%
                             8.66%               4.23%              4.41%
                            10.39%               4.34%              4.52%
                            10.95%               3.47%              4.52%
         6/00               11.38%               3.45%              4.45%
                            11.58%               3.29%              4.29%
                            11.93%               3.72%              4.40%
                            12.18%               3.62%              4.72%
                            13.37%               3.48%              4.62%
                            14.98%               4.09%              4.91%
        12/00               14.70%               4.40%              4.88%
                            13.38%               4.90%              4.69%
                            14.57%               5.01%              5.12%
                            12.85%               5.30%              5.33%
                            14.05%               5.35%              5.04%
                            13.53%               5.30%              5.03%
         6/01               13.48%               5.31%              5.04%
                            12.46%               5.40%              4.94%
                            12.53%               5.57%              5.13%
                            10.64%               6.51%              4.88%
                            11.07%               6.78%              4.96%
                            11.64%               7.29%              5.59%
        12/01               10.41%               7.05%              5.30%
                            10.12%               6.90%              5.29%
                            10.03%               6.47%              5.13%
                             8.69%               6.63%              4.76%
                             8.53%               6.44%              4.74%
                             6.80%               6.12%              4.11%
         6/02                6.87%               6.38%              4.39%
                             6.87%               7.10%              4.69%
                             6.25%               7.11%              4.73%
                             5.92%               7.51%              5.19%
                             5.02%               6.84%              5.66%
                             4.81%               7.27%              5.90%
        12/02                3.60%               6.85%              5.52%
                             3.41%               6.63%              5.47%
                             3.41%               6.64%              5.47%
                             3.43%               6.66%              5.53%
                             3.48%               6.94%              5.99%
                             4.15%               7.64%              6.07%
         6/03                4.20%               7.62%              6.08%
                             3.98%               7.38%              5.77%
                             3.54%               6.37%              5.28%
                             3.66%               6.44%              5.31%
                             3.78%               5.45%              4.21%
                             3.78%               5.37%              3.75%
        12/03                3.81%               4.89%              3.71%
                             3.55%               4.29%              3.03%
                             3.30%               3.98%              2.72%
                             2.96%               3.62%              2.71%
                             3.08%               4.07%              2.90%
                             2.97%               3.59%              2.32%
         6/04                2.67%               2.82%              2.09%
                             2.81%               3.54%              2.46%
                             2.80%               3.52%              2.46%
                             2.69%               3.42%              2.45%
                             2.43%               3.34%              2.38%
                             1.83%               3.28%              2.18%
        12/04                1.88%               3.32%              2.27%
                             1.93%               3.50%              2.13%

      Figure 2. Volatility is expressed as the standard deviation of the 13 most recent monthly returns. Standard deviation is considered a broad, inclusive measure of risk, unlike beta, which is a narrower definition.

Changes in the Fund

      Millennium has undergone some major changes over the course of the year in our investment sector concentrations, taking profits where companies and sectors have exceeded our estimate of fair value, and adding to those sectors where we can still buy at a large discount from fair value. During the year we have lightened up on consumer discretionary companies, primarily Regal Entertainment
(RGC), which we sold for a profit after they had distributed over $10/share in dividends in little more than a year.

      We believe that 1) a weakening dollar; 2) one of the lowest savings rates in the world (only 0.2%); 3) an aging population (like Japan's or Europe's) that is simply spending less on `stuff;' 4) the absence of the strong fiscal and financial stimuli of previous years; 5) persistent poor job and wage growth; 6) the bottoming of interest rates and the Fed's determination to continue raising them; 7) a huge and growing trade deficit that mandates a forced decline in consumer spending by the Fed; and 8) the maxing out of the home equity borrowing mania, all leave consumer spending with nowhere to go but down. We cannot think of any period since the Great Depression when there have been so many negative factors for consumer spending. Because the consumer makes up about two-thirds of the American economy, this makes us cautious on the stock market and the economy overall.

      We reduced Industrials from over 15% of the fund to under 4%, because the fiscal stimulus of the last three years has resulted in strong recoveries, these companies tend to be early stage beneficiaries, and we believe this recovery has peaked. We are now beginning to see projected growth rates and EPS estimates coming down. We sold all our Materials stocks (formerly 16% of the fund) because demand from Asia, especially China, as well as a global economic recovery, drove up the prices of commodities to extremes, and with it the stocks. We felt it was time to exit.

      We have more than doubled our Financial sector, to over 13% of the Fund from 5.5% a year ago. We sold consumer and financial services companies Cendant Corp. (CD) and First Data (FDC) for reasons discussed above regarding consumer spending. We have added insurance companies Aflac (AFL), American International Grp (AIG) and W.R. Berkley (BER). All have competitive advantages, are well-run and undervalued, and are less exposed to a consumer spending pull-back.

      We increased the Health Care sector from 2.6% of the Fund a year ago to 12.5% today. This is an area where people have to spend money in order to insure themselves against financial disaster. We simply haven't any choice. The only issue is how consumers will spend the money, and which companies will benefit. There are risks as well, primarily due to government regulation, but we believe we are invested in companies that are less exposed than most in this sector.

      Telecom services has been increased from about 6.5% of the Fund to nearly 10%, and we increased the Utility sector from about 6% to over 15% of Millennium Fund. Telecom appears to us to be in the process of reducing competition through consolidation, and prices are cheap for most of the service companies. Government regulation is receding, dividends are high and well-covered, and FCF is exceptionally stable.

      The overall effect of the changes we've made during the year is to reduce the exposure of the Fund to cyclical factors, and also to greatly reduce the Fund's exposure to a pull-back or cessation in growth of consumer spending. The proceeds have been reinvested in stocks that have stable business-to-business operations, or as in Health Care, companies that are exposed to sectors where spending will inevitably rise due to demographic or some other major factor that will take many years to reverse.

      We believe that this makes us less risky, and better positioned to weather the inevitable cyclical downturn in the stock market after two years of gains. Cyclical bull markets rarely exceed two years in duration, and that is especially true within the context of a secular bear market. Millennium Fund has ridden this cyclical bull about as far as we think it can go, and it's time to become more defensive.

      As we said in our last report to you, "The huge, positive aspect of this is that we have absolutely no doubt that these conditions will, sometime in the next few years, create a potential return environment for stocks that most of us are unlikely to see again in our lifetimes. Such unusual opportunities are the pole of highly chaotic geopolitical and economic conditions, and investors must be prepared for them when they come." We believe that time is now within a couple of years. Investors will have to be patient, but in investing, the one character trait that pays the biggest dividends of all is patience.

      Thank you once again for the faith you've shown in sticking by us in the tough early years of a new secular bear market. We trust that our improved sell discipline will continue to generate superior risk-adjusted returns, and allow our investors to better weather the inevitable storms without sacrificing returns.

Robert Loest, Ph.D., CFA
Senior Portfolio Manager

--------------------------------------------------------------------------------
                              IPS New Frontier Fund
--------------------------------------------------------------------------------

2004 Performance & Risk Analysis

      IPS New Frontier Fund has outperformed the S&P 500 on a risk-adjusted basis, as you can see from Table 1 in the introduction, and on an absolute return basis as well for our 2004 fiscal year, as you can see in Fig. 3 below. It has also dramatically shrunk the 3-year annualized return deficit relative to the S&P 500, from approximately 19% in our 2003 Annual Report to 2.7% now.

      In addition, New Frontier's Sharpe Ratio (a measure of the margin by which a fund outperforms a risk-free investment - in our case the 10-yr. T-Note) has been not only consistently positive, but higher that that of the overall stock market as represented by the S&P 500. The cash position of the Fund has risen modestly, from 15.4% to 18.7%. New Frontier has not accumulated as much cash as Millennium because it is better able to buy meaningful positions in smaller companies, and that's where the value has been for us in 2004.

      As you can see from Figure 4, the market's volatility has stabilized the last several months, while we continue to bring down the risk of the New Frontier Fund. As with Millennium, we are currently requiring an 8.0% minimum FCF yield before we will consider a stock, using an assumption of 5.0% for the 10-year T-Note, and an equity risk premium of 2.5% - 3.5%. This means that for most of our companies we are discounting future FCFs at about 7.5% - 8.5%. We feel that our current hurdle rates reflect adequately the risk currently in stocks and that over any reasonable period of time we should do well.

                       IPS New Frontier Annualized Returns
                                November 30, 2004

 [The following table was depicted as a bar chart in the printed material.]

                      6 Mos.    1 Yr.      3 Yrs.    5 Yrs.    Inception
                      ------    -----      ------    ------    ---------
IPS New Frontier      7.23%     14.74%      0.03%   -21.76%     -5.07%
S&P 500               5.55%     12.88%      2.70%    -1.86%      2.21%

      Figure 3: Above total returns include dividend & capital gains distributions not shown here. The performance data given above represent past performance, which is no guarantee of future results. The investment return and principal value will fluctuate, so that the value of your shares, when redeemed, may be worth more or less than their original cost. Current performance may be better or worse than the performance data quoted above. Income & capital gains distribution information is also included in the Prospectus, or call 800.249.6927 for the most recent annual or semi-annual report, or view it in Adobe format on the index page.

Average Annual Returns as of 11/30/04

                        6          1           3        5      Inception
                      Months      Year       Years    Years    (08/03/98)
                      ------      ----       -----    -----    ----------
New Frontier Fund      7.23%     14.74%      0.03%   -21.76%     -5.07%
S&P 500 Index          5.55%     12.88%      2.70%    -1.86%      2.21%

      Our prospectus for New Frontier allows us to be more aggressive than Millennium. We stated in our last report to you, "The "growth" sectors of the stock market are clearly selling for far more than fair value, and indeed at levels much higher than has historically been the case, and the risk-reward potential is clearly not only lower than that of the overall stock market, but the downside risk is greater than upside potential return. We are anticipating, of course, but our discipline will either confirm that hypothesis or not, and our FCF Yield Bar discipline will allow us to adjust accordingly."

      This has indeed proven to be the case, as small and mid cap stocks have outperformed large cap stocks for 2004. Our FCF Yield Bar discipline also performed well. By automatically restricting our universe of potential stocks to those with FCF yields of 8% or greater, we found ourselves increasingly being restricted to small and mid cap stocks, while it screened out most of the large caps, which are overvalued according to our valuation discipline.

      Unlike with Millennium Fund, this has worked to our advantage. New Frontier Fund is small enough to buy many of these undervalued companies when the trading volume is too small to allow Millennium to own a meaningful position. The result has been greater flexibility for New Frontier and a higher return than that for Millennium. Smaller, more thinly traded companies produce greater volatility (risk) however, so one must be careful to buy at a sufficiently greater discount from fair value to justify this additional risk. This we have been able to do. Although New Frontier's risk-adjusted return is lower than that of Millennium (see Table 1 in the introduction), it is still well above that of the S&P 500. We have once again accomplished our goal of outperforming the S&P 500 on a raw numbers basis, and also on a risk-adjusted basis.

                  IPS New Frontier Risk vs. Broad Stock Market
                                November 30, 2004

[The following table was depicted as a mountain chart in the printed material.]

                                        Value             S&P
                       IPSFX            Line              500
                       -----            ----              ---
                       7.160%          6.595%           5.817%
                       6.490%          4.544%           4.025%
                       7.114%          4.428%           4.018%
                       8.354%          3.994%           3.664%
        12/99         11.225%          3.956%           3.652%
                      11.852%          4.051%           3.913%
                      12.441%          4.054%           3.886%
                      12.892%          4.232%           4.400%
                      15.526%          4.341%           4.510%
                      16.502%          3.469%           4.510%
         6/00         17.466%          3.454%           4.441%
                      18.052%          3.294%           4.288%
                      17.988%          3.723%           4.398%
                      18.824%          3.624%           4.714%
                      20.236%          3.475%           4.616%
                      22.192%          4.091%           4.915%
        12/00         21.226%          4.397%           4.881%
                      18.599%          4.900%           4.694%
                      20.872%          5.012%           5.120%
                      19.210%          5.302%           5.331%
                      21.429%          5.347%           5.040%
                      20.917%          5.300%           5.030%
         6/01         20.724%          5.306%           5.036%
                      18.548%          5.401%           4.940%
                      18.557%          5.566%           5.126%
                      16.767%          6.513%           4.876%
                      17.301%          6.781%           4.956%
                      17.598%          7.288%           5.594%
        12/01         15.726%          7.049%           5.296%
                      15.615%          6.904%           5.285%
                      15.125%          6.466%           5.126%
                      11.987%          6.632%           4.762%
                      11.110%          6.437%           4.735%
                       7.878%          6.124%           4.111%
         6/02          7.971%          6.380%           4.389%
                       8.125%          7.097%           4.686%
                       7.439%          7.114%           4.733%
                       7.079%          7.511%           5.187%
                       6.315%          6.839%           5.659%
                       6.019%          7.266%           5.899%
        12/02          4.742%          6.853%           5.521%
                       4.675%          6.628%           5.475%
                       4.665%          6.645%           5.474%
                       4.367%          6.664%           5.531%
                       3.954%          6.938%           5.986%
                       4.517%          7.635%           6.066%
         6/03          4.538%          7.620%           6.083%
                       4.024%          7.383%           5.772%
                       3.212%          6.374%           5.285%
                       3.302%          6.441%           5.314%
                       3.565%          5.451%           4.209%
                       3.576%          5.374%           3.755%
        12/03          3.577%          4.887%           3.710%
                       3.283%          4.293%           3.033%
                       3.071%          3.984%           2.722%
                       2.848%          3.616%           2.715%
                       2.973%          4.072%           2.897%
                       2.882%          3.592%           2.322%
         6/04          2.636%          2.816%           2.093%
                       3.010%          3.544%           2.463%
                       3.048%          3.518%           2.463%
                       2.778%          3.418%           2.449%
                       2.686%          3.337%           2.384%
                       2.369%          3.277%           2.176%
        12/04          2.332%          3.317%           2.266%
                       2.619%          3.504%           2.132%

      Figure 4. Volatility is expressed as the standard deviation of the 13 most recent monthly returns. Standard deviation is considered a broad, inclusive measure of risk, unlike beta, which is a narrower definition.

Changes in the Fund

      New Frontier has undergone some major changes in where we are finding value over the course of the year. The Consumer Staples sector, absent a year ago, is now 11.4% of the Fund. Other than this, the main change to the fund that is not similar to those discussed under IPS Millennium Fund, is that we have increased the percentage of the Fund that is invested in small cap stocks. National Presto Industries (NPK) and Coca Cola Bottling (COKE), for example, have trading volumes under 10,000 shares/day. SourceCorp (SRCPE) only averages about 70,000 shares/day. Small cap stocks such as these have trading volumes that are too low for Millennium to take meaningful positions in.

      In the interests of saving money and trees, we refer you to a fuller discussion of fund changes for Millennium fund above, since the rest of the changes in stocks and sectors are similar for both funds.

      Thank you once again for the faith you've shown in sticking by us in the tough early years of a new secular bear market. We trust that our improved sell discipline will continue to generate superior risk-adjusted returns, and allow our investors to better weather the inevitable storms without sacrificing returns.

Robert Loest, Ph.D., CFA
Senior Portfolio Manager

================================================================================

** The above outlooks reflect the opinions of IPS Advisory, Inc., are subject to change, and any forecasts made cannot be guaranteed.

** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

** The S&P 500 Index is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The Value Line Arithmetic Composite Index differs from the S&P 500 in that it is an equal-weighted index of approximately 1,700 stocks of all different sizes that is more broad-based than the S&P 500 Index. Neither the Value Line Arithmetic Composite Index nor the S&P 500 Composite Index figures reflect any fees or expenses.

** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter. At any time you may view the most recent fund portfolio securities on our website at www.ipsfunds.com.

** This annual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current

IPS Funds Profile or Prospectus.

** Citco Mutual Fund Services Distributors, Inc.                          1/2003

For more information, please contact IPS Funds at:

Phone:   800.249.6927                                     1225 Weisgarber Road
         865.524.1676     Web Site: www.ipsfunds.com      Suite S-380
Fax:     865.544.0630     Email:    info@ipsfunds.com     Knoxville, TN 37909

================================================================================

A Note about Duplicate Mailings

You will receive the Fund's shareholder report every six months. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the report. This process, known as "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded or are currently receiving more than one report per household, please call us at 800.249.6927. At any time you may view current shareholder reports on our website, www.ipsfunds.com.

Privacy Policy

We collect nonpublic personal information about you from the following sources:

      *     Information we receive from you on applications and other forms;
      * Information about your transactions with us, our affiliates, or others; and
      *     Information we receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Proxy Voting Summary

IPS Advisory, Inc. has written Proxy Voting Procedures designed to ensure that proxies are voted consistent with written standards, and solely in the best interests of shareholders. Please call IPS Advisory, Inc. (IPSA) at 800.232.9142 if you would like to receive a copy of our Proxy Voting Procedures and Guidelines at no charge to you, or view them on our Web site at http://www.ipsfunds.com. You may also call for information on how we voted a proxy for a specific company. IPSA does not cross reference votes on a specific issue with the stocks to which it applies.

You can also review or obtain a copy of the Proxy Voting Procedures by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by sending your request and a duplicating fee to the Public Reference Room Section of the Commission, Washington, DC 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090 or by sending a message via E-mail to publicinfo@sec.gov. Reports and other information about the Funds can also be viewed online on the Commission's Internet site at http://www.sec.gov.

Proxies shall be voted in the best interests of shareholders, with an emphasis on voting against any management proposals that act in general to insulate companies from the discipline of the market or accountability to shareholders. In addition, IPSA will generally vote in favor of any shareholder proposals that will result in restrictions on animal testing, environmental pollution, and other ethical concerns. Due to the nature and small size of IPSA, in our opinion there are no material conflicts of interest likely to arise in voting proxies for our fund shareholders.

Specific guidelines are set forth to address voting in regard to:

      A.    Corporate Governance;
      B.    Takeover defense and related actions;
      C.    Compensation proposals;
      D.    Capital structure;
      E.    Social & environmental responsibility;
      F.    Size of the board;
      G.    Appointment of Outside Directors;
      H.    Multiple Directorships;
      I.    Incentive Stock Award programs;
      J.    Conflicts of Interest

Expenses

As a shareholder of an IPS Fund, you incur two types of costs: direct costs, such as wire fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs," (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of June 1, 2004, through November 30, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

IPS Millennium Fund                                                        Expenses Paid
                                                                           During Period*
                                      Beginning          Ending            June 1, 2004
                                    Account Value     Account Value          Through
                                    June 1, 2004    November 30, 2004    November 30, 2004

Actual                                $1,000.00         $1,064.40          $    7.22
Hypothetical
     (5% return before expenses)       1,000.00          1,018.00               7.06

* Expenses are equal to the Fund's annualized expense ratio of 1.40% , which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 6.44% for the six-month period of June 1, 2004 to November 30, 2004.

IPS New Frontier                                                           Expenses Paid
                                                                           During Period*
                                      Beginning          Ending            June 1, 2004
                                    Account Value     Account Value          Through
                                    June 1, 2004    November 30, 2004    November 30, 2004

Actual                                 $   1,000.00    $   1,072.30        $   7.25
Hypothetical
     (5% return before expenses)           1,000.00        1,018.00            7.06

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half year period). The Fund's ending account value on the first line in the table is based on its actual total return of 7.23% for the six-month period of June 1, 2004, to November 30, 2004.

PORTFOLIO HOLDINGS

The SEC adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in the their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with such requirement.

IPS Millennium Fund                                            November 30, 2004

--------------------------------------------------------------------------------
        Top Ten Holdings                         Asset Allocation
        (% of Net Assets)                       (% of Net Assets)

Eastman Kodak Co.                6.81%   Utilities                       15.32%
FPL Group, Inc.                  6.27%   Financials                      13.36%
Verizon Communications, Inc.     4.90%   Health Care                     12.58%
CenturyTel, Inc.                 4.89%   Telecom Services                 9.80%
Kindred Healthcare, Inc.         4.87%   Consumer Discretionary           7.35%
AFLAC, Inc.                      4.47%   Information Technology           5.20%
Sunrise Senior Living, Inc.      4.47%   Consumer Staples                 4.09%
Fresh Del Monte Produce, Inc.    4.09%   Industrials                      3.37%
W.R. Berkley Corp.               4.05%   Energy                           2.93%
Great Plains Energy              3.96%
                                -----                                    -----
                                48.78%                                   74.00%
                                =====                                    =====
--------------------------------------------------------------------------------

IPS New Frontier                                               November 30, 2004

--------------------------------------------------------------------------------

        Top Ten Holdings                         Asset Allocation
        (% of Net Assets)                       (% of Net Assets)

National Presto Industries       7.79%   Health Care                     17.21%
Coca Cola Bottling               7.50%   Financials                      16.48%
Storage Technology Corp.         6.67%   Consumer Discretionary          15.10%
Health Net, Inc.                 5.45%   Consumer Staples                11.43%
W.R. Berkley Corp.               5.19%   Information Technology           6.67%
Sunrise Senior Living, Inc.      4.91%   Telecom Services                 5.18%
Kindred Healthcare, Inc.         4.69%   Industrials                      4.69%
AFLAC, Inc.                      4.30%   Energy                           4.51%
Fresh Del Monte Produce, Inc.    3.93%
Eastman Kodak Co.                3.74%
                                -----                                    -----
                                54.17%                                   81.27%
                                =====                                    =====
--------------------------------------------------------------------------------

IPS MILLENNIUM FUND
Schedule of Investments
November 30, 2004
--------------------------------------------------------------------------------

COMMON STOCKS - 74.00%                                                 Market
                                                          Shares        Value
                                                          ------    -----------
Consumer Discretionary - 7.35%
Dura Automotive Systems, Inc.*                            40,000    $   364,000
Eastman Kodak Co.                                        140,000      4,579,400
                                                                    -----------
                                                                      4,943,400
                                                                    -----------
Consumer Staples - 4.09%
Fresh Del Monte Produce, Inc.                            100,000      2,750,000
                                                                    -----------
Energy - 2.93%
Marathon Oil Corp.                                        50,000      1,972,000
                                                                    -----------
Financials - 13.36%
AFLAC, Inc.                                               80,000      3,009,600
American International Group, Inc.                        40,000      2,534,000
Crawford & Co.                                            30,000        235,500
Phoenix Cos., Inc.                                        40,000        488,000
W.R. Berkley Corp.                                        60,000      2,721,000
                                                                    -----------
                                                                      8,988,100
                                                                    -----------
Health Care - 12.58%
Health Net, Inc.*                                         80,000      2,177,600
Kindred Healthcare, Inc.*                                120,000      3,276,000
Sunrise Senior Living, Inc.*                              70,000      3,006,500
                                                                    -----------
                                                                      8,460,100
                                                                    -----------
Industrials - 3.37%
Raytheon Co.                                              50,000      2,017,000
Sourcecorp, Inc.*                                         15,000        249,450
                                                                    -----------
                                                                      2,266,450
                                                                    -----------
Information Technology - 5.20%
Storage Technology Corp.*                                120,000      3,496,800
Telecom Services - 9.80%
CenturyTel, Inc.                                         100,000      3,292,000
Verizon Communications, Inc.                              80,000      3,298,400
                                                                    -----------
                                                                      6,590,400
                                                                    -----------
Utilities - 15.32%
FPL Group, Inc.                                           60,000      4,219,800
Great Plains Energy                                       90,000      2,664,900
National Fuel Gas Co.                                     60,000      1,692,000
TransCanada Corp.                                         70,000      1,731,100
                                                                    -----------
                                                                     10,307,800
                                                                    -----------
TOTAL COMMON STOCKS (Cost $46,547,531)                               49,775,050
                                                                    -----------

                                                       Principal
                                                        Amount
                                                     ------------
SHORT-TERM INVESTMENTS - 26.03%
Federated Cash Trust Series II, Rate 0.67%(a)         17,504,811     17,504,811
                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $17,504,811)                      17,504,811
                                                                    -----------

TOTAL INVESTMENTS (Cost $64,052,342) - 100.03%                       67,279,861

Liabilities in Excess of Other Assets, Net - (0.03%)                   (21,316)
                                                                    -----------
Total Net Assets - 100.00%                                          $67,258,545
                                                                    ===========

(a) Variable rate security, the coupon rate shown represents the rate at November 30, 2004

* Non-income producing security

   The accompanying notes are an integral part of these financial statements.

IPS NEW FRONTIER FUND
Schedule of Investments
November 30, 2004
--------------------------------------------------------------------------------

COMMON STOCKS - 81.27%                                                  Market
                                                          Shares        Value
                                                          ------     ----------
Consumer Discretionary - 15.10%
Dura Automotive Systems, Inc.*                            10,000      $  91,000
Eastman Kodak Co.                                          4,000        130,840
National Presto Industries                                 6,000        272,040
Netflix, Inc.*                                             3,000         34,140
                                                                     ----------
                                                                        528,020
                                                                     ----------
Consumer Staples - 11.43%
Coca Cola Bottling                                         5,000        262,100
Fresh Del Monte Produce, Inc.                              5,000        137,500
                                                                     ----------
                                                                        399,600
                                                                     ----------
Energy - 4.51%
Marathon Oil Corp.                                         4,000        157,760
                                                                     ----------
Financials - 16.48%
AFLAC, Inc.                                                4,000        150,480
American International Group, Inc.                         2,000        126,700
Crawford & Co.                                            15,000        117,750
W.R. Berkley Corp.                                         4,000        181,400
                                                                     ----------
                                                                        576,330
                                                                     ----------
Health Care - 17.21%
Health Net, Inc.*                                          7,000        190,540
Kindred Healthcare, Inc.*                                  6,000        163,800
NDCHealth                                                  4,000         75,520
Sunrise Senior Living, Inc.*                               4,000        171,800
                                                                     ----------
                                                                        601,660
                                                                     ----------
Industrials - 4.69%
Raytheon Co.                                               2,000         80,680
Sourcecorp, Inc.*                                          5,000         83,150
                                                                     ----------
                                                                        163,830
                                                                     ----------
Information Technology - 6.67%
Storage Technology Corp.*                                  8,000        233,120
                                                                     ----------
Telecom Services - 5.18%
CenturyTel, Inc.                                           3,000         98,760
Verizon Communications, Inc.                               2,000         82,460
                                                                     ----------
                                                                        181,220
                                                                     ----------

TOTAL COMMON STOCKS (Cost $2,717,319)                                 2,841,540
                                                                     ----------

                                                        Principal
                                                         Amount
                                                       -----------
SHORT-TERM INVESTMENTS - 18.72%
Federated Cash Trust Series II, Rate 0.67%(a)            654,536        654,536
                                                                     ----------
TOTAL SHORT-TERM INVESTMENTS (Cost $654,536)                            654,536
                                                                     ----------

TOTAL INVESTMENTS (Cost $3,371,855) - 99.99%                          3,496,076

Other Assets less Liabilities, Net - 0.01%                                  240
                                                                     ----------
Total Net Assets - 100.00%                                           $3,496,316
                                                                     ==========

(a) Variable rate security, the coupon rate shown represents the rate at November 30, 2004

* Non-income producing security

   The accompanying notes are an integral part of these financial statements.

                                 The IPS Funds

                      Statements of Assets and Liabilities
                                November 30, 2004

                                                                                   IPS                  IPS
                                                                             Millennium Fund     New Frontier Fund
                                                                              -------------        ------------
ASSETS:
  Investments, at value (cost $64,052,342 and $3,371,855, respectively)       $  67,279,861        $  3,496,076
  Receivable for capital shares sold                                                  2,129                 300
  Dividends receivable                                                              154,750               3,500
  Interest receivable                                                                10,963                 406
                                                                              -------------        ------------
  Total Assets                                                                   67,447,703           3,500,282
                                                                              -------------        ------------

LIABILITIES:
  Payable for capital shares redeemed                                               112,324                  --
  Payable to Advisor                                                                 76,834               3,966
                                                                              -------------        ------------
  Total Liabilities                                                                 189,158               3,966
                                                                              -------------        ------------
  Total Net Assets                                                            $  67,258,545        $  3,496,316

NET ASSETS CONSIST OF:
  Capital stock                                                               $ 355,956,859        $ 21,476,133
  Accumulated net realized loss on investments sold                            (292,972,437)        (18,163,114)
  Accumulated undistributed net investment income                                 1,046,604              59,076
  Net unrealized appreciation on investments                                      3,227,519             124,221
                                                                              -------------        ------------
  Total Net Assets                                                            $  67,258,545        $  3,496,316
Shares outstanding (no par value, unlimited shares authorized)                    2,310,351             413,658

Net asset value, redemption price and offering price per share                $       29.11        $       8.45
                                                                              =============        ============

---------------------------------------------------------------------------------------------------------------

                                  The IPS Funds
                            Statements of Operations
                      For the Year Ended November 30, 2004
                                                                                  IPS                IPS
                                                                            Millennium Fund   New Frontier Fund
                                                                              -----------        ---------
INVESTMENT INCOME:
  Dividend income                                                             $ 2,056,051        $ 110,029
  Interest income                                                                  32,007            1,181
                                                                              -----------        ---------
  Total investment income                                                       2,088,058          111,210
                                                                              -----------        ---------
EXPENSES:
  Investment advisory fee                                                       1,015,371           49,400
                                                                              -----------        ---------
  Total expenses                                                                1,015,371           49,400
                                                                              -----------        ---------
NET INVESTMENT INCOME                                                           1,072,687           61,810
                                                                              -----------        ---------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions                                 11,334,708          693,912
  Change in unrealized appreciation on
    investments                                                                (3,870,253)        (266,124)
                                                                              -----------        ---------
  Net realized and unrealized gain on investments                               7,464,455          427,788
                                                                              -----------        ---------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                             $ 8,537,142        $ 489,598
                                                                              ===========        =========

   The accompanying notes are an integral part of these financial statements.

                                                                The IPS Funds
                                                   Statements of Changes in Net Assets

                                                                                     IPS                           IPS
                                                                               Millennium Fund             New Frontier Fund
                                                                        ---------------------------   ---------------------------

                                                                            Year          Year            Year          Year
                                                                            Ended         Ended           Ended         Ended
                                                                         November 30,  November 30,   November 30,   November 30,
                                                                             2004           2003           2004           2003
                                                                        ---------------------------   ---------------------------
OPERATIONS:
  Net investment income                                                 $  1,072,687   $    293,223   $     61,810   $     (1,360)
  Net realized gain on investment transactions                            11,334,708      5,755,999        693,912        403,298
  Change in unrealized appreciation (depreciation) on investments         (3,870,253)     5,165,824       (266,124)       317,337
                                                                        ---------------------------   ---------------------------
  Net increase in net assets resulting from operations                     8,537,142     11,215,046        489,598        719,275
                                                                        ---------------------------   ---------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (319,306)            --         (2,734)            --
  Net realized gains                                                              --             --             --             --
                                                                        ---------------------------   ---------------------------
  Total dividends and distributions                                         (319,306)            --         (2,734)            --
                                                                        ---------------------------   ---------------------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                                3,023,913     26,855,423        300,726        304,324
  Shares issued to holders in reinvestment of dividends                      310,882             --          2,690             --
  Cost of shares redeemed                                                (23,678,012)   (53,329,597)      (960,353)    (1,082,410)
                                                                        ---------------------------   ---------------------------
  Net decrease in net assets resulting from capital share transactions   (20,343,217)   (26,474,174)      (656,937)      (778,086)
                                                                        ---------------------------   ---------------------------

TOTAL DECREASE IN NET ASSETS                                             (12,125,381)   (15,259,128)      (170,073)       (58,811)

NET ASSETS:
  Beginning of period                                                     79,383,926     94,643,054      3,666,389      3,725,200
                                                                        ---------------------------   ---------------------------

  End of period*                                                        $ 67,258,545   $ 79,383,926   $  3,496,316   $  3,666,389
                                                                        ===========================   ===========================

* Including accumulated undistributed net investment income of          $  1,046,604   $    293,223   $     59,076   $         --
                                                                        ===========================   ===========================

---------------------------------------------------------------------------------------------------------------------------------

                                                        IPS Millennium Fund
                                                        Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                 Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                                                  November     November     November      November      November
                                                                  30, 2004     30, 2003     30, 2002      30, 2001      30, 2000
                                                                   -------      -------      -------      --------      --------
Per Share Data:
Net asset value, beginning of period                               $ 26.03      $ 22.43      $ 29.43      $  49.29      $  55.93

Income from investment operations:
  Net investment income (loss)                                        0.41         0.08        (0.07)        (0.10)(1)      0.04
  Net realized and unrealized gain
    (loss) on investments                                             2.78         3.52        (6.93)       (19.72)        (6.30)
                                                                   -------      -------      -------      --------      --------
Total from investment operations                                      3.19         3.60        (7.00)       (19.82)        (6.26)
                                                                   -------      -------      -------      --------      --------

Less distributions:
  Dividends from net investment income                               (0.11)          --           --         (0.04)           --
  Distributions from net realized gains                                 --           --           --            --         (0.38)
                                                                   -------      -------      -------      --------      --------
Total dividends and distributions                                    (0.11)          --           --         (0.04)        (0.38)
                                                                   -------      -------      -------      --------      --------

Net asset value, end of period                                     $ 29.11      $ 26.03      $ 22.43      $  29.43      $  49.29
                                                                   =======      =======      =======      ========      ========

Total return                                                          12.2%        16.0%      (23.79%       (40.25)%      (11.36)%

Supplemental data and ratios:
  Net assets, end of period (000's)                                $67,259      $79,384      $94,643      $184,467      $409,247
  Ratio of net operating expenses to average net assets               1.40%        1.40         1.34%         1.19%         1.11%
  Ratio of net investment income (loss) to average net assets         1.48%        0.36        (0.27%        (0.23%)        0.08%
  Portfolio turnover rate                                             77.8%      169.37       209.20%       115.45%        27.88%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes are an integral part of these financial statements.

                                                       IPS New Frontier Fund
                                                        Financial Highlights

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                                 Year Ended   Year Ended   Year Ended    Year Ended    Year Ended
                                                                  November     November     November      November      November
                                                                  30, 2004     30, 2003     30, 2002      30, 2001      30, 2000
                                                                   -------      -------     -------       --------      --------
Per Share Data:
Net asset value, beginning of period                               $  7.37      $  5.97     $  8.45       $  17.04      $  29.39

Income from investment operations:
  Net investment income (loss)                                        0.14        (0.01)      (0.08)         (0.11)(1)     (0.25)(1)
  Net realized and unrealized gain
    (loss) on investments                                             0.95         1.41       (2.40)         (8.48)       (11.36)
                                                                   -------      -------     --------      --------      --------
Total from investment operations                                      1.09         1.40       (2.48)         (8.59)       (11.61)
                                                                   -------      -------     --------      --------      --------

Less distributions:
  Dividends from net investment income                               (0.01)          --          --             --            --
  Distributions from net realized gains                                 --           --          --             --         (0.74)
                                                                   -------      -------     -------       --------      --------
Total dividends and distributions                                    (0.01)          --          --             --         (0.74)
                                                                   -------      -------     -------       --------      --------

Net asset value, end of period                                     $  8.45      $  7.37     $  5.97       $   8.45      $  17.04
                                                                   =======      =======     =======       ========      ========

Total return                                                         14.74%       23.45%     (29.35)%       (50.41)%      (40.92)%

Supplemental data and ratios:
  Net assets, end of period (000's)                                $ 3,496      $ 3,666     $ 3,725       $  6,230      $ 11,077
  Ratio of net operating expenses to average net assets               1.40%        1.40%       1.40%          1.40%         1.40%
  Ratio of net investment income (loss) to average net assets         1.75%       (0.04)%     (1.11)%        (1.00)%       (0.92)%
  Portfolio turnover rate                                            126.2%       213.8%     300.19%        187.61%        78.61%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

IPS Millennium Fund and IPS New Frontier Fund
Notes to the Financial Statements
November 30, 2004

1. Organization

The IPS Millennium Fund and the IPS New Frontier Fund (the "Funds") are each a series of the IPS Funds (the "Trust"). The Trust was organized as an Ohio business trust on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the IPS Millennium Fund ("Millennium Fund") is long-term capital growth. The IPS Millennium Fund is a diversified fund. The principal investment objective of the IPS New Frontier Fund ("New Frontier Fund") is capital growth. The New Frontier Fund is non-diversified and therefore can invest a greater percentage of its assets in fewer securities than a diversified fund. To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if those securities decline in value. Nonetheless, the Fund intends to qualify as a registered investment company for income tax purposes, which means the Fund intends to fulfill the Internal Revenue Code diversification requirements applicable to registered investment companies. The Funds commenced operations on January 3, 1995 and August 3, 1998, respectively. In January 2005, the shareholders of the Funds will be asked to approve a proposed merger into a new fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

      (a) Investment Valuation

      Securities, which are traded on a recognized stock exchange, are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over- the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Trustees.

      (b) Federal Income and Excise Taxes

      The Funds intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner, which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

      (c) Distributions to Shareholders

      Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

      (d) Securities Transactions and Investment Income

      Investment transactions are recorded on the trade date for financial statement purposes. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

      (e) Estimates

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

3. Capital Share Transactions

Transactions in capital shares were as follows:

                                             Year Ended                          Year Ended
                                         November 30, 2004                   November 30, 2003
IPS Millennium Fund                     $               Shares              $               Shares
                                  ------------         ---------      ------------        ----------
Shares sold                       $  3,023,913           109,885      $ 26,855,423         1,210,673
Shares issued in reinvestment
  of dividends                         310,882            11,570                --                --
Shares redeemed                    (23,678,012)         (860,489)      (53,329,597)       (2,380,589)
                                  ------------         ---------      ------------        ----------

Net increase (decrease)           ($20,343,217)         (739,034)     ($26,474,174)       (1,169,916)
                                  ============                        ============

Shares outstanding:
Beginning of period                                    3,049,385                           4,219,301
                                                       ---------                           ---------
End of period                                          2,310,351                           3,049,385
                                                       =========                           =========

                                             Year Ended                          Year Ended
                                         November 30, 2004                   November 30, 2003
IPS New Frontier Fund                   $               Shares              $               Shares
                                  ------------         ---------      ------------        ----------
Shares sold                       $    300,726            38,016      $    304,324            48,206
Shares issued in reinvestment
  of dividends                           2,690               353                --                --
Shares redeemed                       (960,353)         (122,394)       (1,082,410)         (174,976)
                                  ------------         ---------      ------------        ----------

Net increase (decrease)           ($   656,937)          (84,025)     ($   778,086)         (126,770)
                                  ============         =========      ============        ==========

Shares outstanding:
Beginning of period                                      497,683                             624,453
                                                       ---------                          ----------
End of period                                            413,658                             497,683
                                                       =========                          ==========

4. Investment Transactions

The aggregate purchases and sales of investments, excluding short-term investments, by the Funds for the year ended November 30, 2004, are summarized below. There were no purchases or sales of long- term U.S. government securities.

                                 IPS Millennium Fund      IPS New Frontier Fund
                                 -------------------      ---------------------
Purchases                                $42,562,138                 $3,424,025
Sales                                    $62,997,784                 $4,114,847

At November 30, 2004, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

                                 IPS Millennium Fund      IPS New Frontier Fund
                                 -------------------      ---------------------
Unrealized appreciation                   $3,357,951                   $176,941
Unrealized depreciation                     (130,432)                   (52,720)
                                          ----------                   --------
Net unrealized appreciation on
investments                               $3,227,519                   $124,221
                                          ==========                   ========

At November 30, 2004, the cost of investments for federal income tax purposes for the Millennium Fund and the New Frontier Fund were $64,052,342 and $3,371,855, respectively.

The Funds' tax-basis capital gains and losses are determined only at the end of the fiscal year. At November 30, 2004, the Millennium Fund had an accumulated net realized capital loss carryover of $292,972,437, with $21,814,534 expiring in 2008, $234,768,275 expiring in 2009, and $36,389,628 expiring in 2010. The
New Frontier Fund, at November 30, 2004, had an accumulated net realized capital loss carryover of $18,163,114, with $2,611,293 expiring in 2008, $13,651,050 expiring in 2009, and $1,900,771 expiring in 2010. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

5. Investment Advisor

The Funds have an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of the agreement, the Advisor will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of their average daily net assets to and including $100,000,000, 1.15% of such assets from $100,000,001 to and including $250,000,000, and 0.90% of such assets in excess of $250,000,001. Total fees earned by IPS Advisory, Inc. during the year ended November 30, 2004, for the Millennium Fund and the New Frontier Fund were $1,015,371 and $49,400, respectively.

6. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2004, Charles Schwab & Co., for the benefit of its customers, beneficially owned over 49% of the Millennium Fund.

7. Distributions to Shareholders

The tax character of distributions paid during the fiscal years 2004 and 2003 was as follows:

                                                            Millennium Fund
Distributions paid from:                               2004               2003
                                                    ----------         ---------
         Ordinary Income                            $  319,306         $      --
  Long-Term Capital Gain                                    --                --
                                                    ----------         ---------
                                                    $  319,306         $      --
                                                    ==========         =========

                                                          New Frontier Fund
Distributions paid from:                               2004              2003
                                                      ------            -------
       Ordinary Income                                $2,734            $    --
Long-Term Capital Gain                                    --                 --
                                                      ------            -------
                                                      $2,734            $    --
                                                      ======            =======

As of November 30, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                  Millennium        New Frontier
                                                 -------------     ------------
Undistributed ordinary income (loss)             $   1,046,604     $     59,076
Undistributed net realized capital losses         (292,972,437)     (18,163,114)
Net unrealized appreciation/(depreciation)           3,227,519          124,221
                                                 -------------     ------------
                                                 $(288,698,314)    $(17,979,817)
                                                 =============     ============

Any difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sales.

8. Change of Auditors

On January 20, 2004, McCurdy & Associates CPA's, Inc. ("McCurdy") notified the Funds of its intention to resign as the Funds' independent auditors upon selection of replacement auditors.

On January 23, 2004, the Funds' Audit Committee and Board of Directors selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Funds' auditors for the fiscal year ending November 30, 2004, to be effective upon the resignation of McCurdy.

On March 12, 2004, upon receipt of notice that Cohen was selected as the Funds' auditor, McCurdy, whose audit practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy's reports on the IPS financial statements as of December 16, 2003 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the period December 16, 2003 through the date of engagement of Cohen, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy would have caused the Advisor to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements for such periods.

Neither the Funds nor anyone on its behalf consulted with Cohen on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or a reportable event (as described in paragraph (a)(1)(v) of said Item 304).

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To The Shareholders and
Board of Trustees
IPS Funds

We have audited the accompanying statements of assets and liabilities of IPS Funds (comprising, respectively, the Millennium Fund and the New Frontier Fund), including the schedules of portfolio investments, as of November 30, 2004, the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the IPS Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended November 30, 2003 and the financial highlights for the periods indicated prior to November 30, 2004 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of November 30, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the IPS Funds as of November 30, 2004, the results of its operations, changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.
Westlake, Ohio
January 7, 2005

                        Independent Trustees (Unaudited)

====================================================================================================================================
                                                 Term of                                              # of
                                                 Office                                               Portfolios
                                                 and                                                  in Fund          Other
                                 Position(s)     Length of                                            Complex          Directorships
                                 Held with       Time             Principal Occupation(s)             Overseen         Held by
Name, Address and Age            the Trust       Served           During Past Five Years              by Trustee       Trustee
====================================================================================================================================
Veenita Bisaria, 43,             Independent     Since            Financial Analyst, Tennessee           3             None
12416 Fort West Drive            Trustee         inception        Valley Authority (1997-
Knoxville, TN 37922                              of Funds         Present); Director of Business
                                                 in 1995          Planning at Lockheed Martin
                                                                  Energy Systems (Prior to
                                                                  1997); Chartered Financial
                                                                  Analyst (CFA).
------------------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson, 46,           Independent     Since            Director of Planned Giving for         3             None
6504 Clary Lane                  Trustee         inception        the University of Tennessee at
Knoxville, TN 37919                              of Funds         Knoxville.
                                                 in 1995
------------------------------------------------------------------------------------------------------------------------------------
Billy Wayne Stegall, Jr., 47,    Independent     Since            Account Executive, Colonial            3             None
316 Stonewall Street             Trustee         inception        Life & Accident (1995-
Memphis, TN 38112                                of Funds         Present); Teacher of history
                                                 in 1995          and economics at Austin East
                                                                  High School in Knoxville,
                                                                  Tennessee (Prior to 1995).
------------------------------------------------------------------------------------------------------------------------------------

                                            Interested Trustees & Officers (Unaudited)

====================================================================================================================================
                                                                                         # of
                                                                                         Portfolios
                                                     Term of                             in Fund
                                                     Office and     Principal            Complex
                                     Position(s)     Length of      Occupation(s)        Overseen
                                     Held with       Time           During Past Five     by            Other Directorships
Name, Address and Age                the Trust       Served         Years                Trustee       Held by Trustee
====================================================================================================================================
Greg D'Amico*, 41,                   President,      Since          President of IPS       3           IPS Advisory, Inc.; Director
IPS Advisory, Inc.                   Chief           inception      Advisory, Inc.                     of Young Entrepreneurs'
SEC Registered Investment Advisor    Financial       of Funds in                                       Organization (YEO);
9111 Cross Park Dr.                  Officer,        1995                                              Personal & Child Safety,
E-120                                Treasurer                                                         LLC
Knoxville, TN 37923                  and Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert Loest*, 61,                   Vice            Since          Chief Executive        3           IPS Advisory, Inc.
IPS Advisory, Inc.                   President,      inception      Officer of IPS
SEC Registered Investment Advisor    Secretary       of Funds in    Advisory, Inc.;
9111 Cross Park Dr.                  and Trustee     1995           Financial Analyst
E-120                                                               Charter; Ph.D. in
Knoxville, TN 37923                                                 Biology.
------------------------------------------------------------------------------------------------------------------------------------
* An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.


                                                           Board Committees

                              The Board has the following standing committee as described below:
------------------------------------------------------------------------------------------------------------------------------------
Audit Committee
------------------------------------------------------------------------------------------------------------------------------------
Members                        Description                                                    Meetings
-------                        -----------                                                    --------
Veenita Bisaria,               Responsible for advising the full Board with respect to        At least once annually. Last meeting
Independent Trustee            accounting, auditing and financial matters affecting the       occurred on January 21, 2005.
Woodrow Henderson,             Trust.
Independent Trustee
Billy Wayne Stegall, Jr.,
Independent Trustee

ITEM 2. CODE OF ETHICS.

      (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) During the period covered by this report, there were no amendments to any provision of the code of ethics.

      (c) During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

      (d) The registrant's code of ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $18,900 and $18,000 for fiscal years ended November 30, 2004 and 2003, respectively.

      (b) Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the registrant's principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this item were $0 and $0 for the fiscal years ended November 30, 2004 and 2003, respectively.

      (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance were $1,300 and $1,650 for the fiscal years ended November 30, 2004 and 2003, respectively.

      (d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant's principal accountant, other than the services reported in paragraphs
            (a) through (c) of this Item was $565 for the fiscal year ended November 30, 2004.

      (e) 1. The audit committee does not have pre-approved policies and procedures. Instead, the audit committee or sub-audit committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the registrant.

            2. There were no services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) Rule 2-01 of Regulation S-X.

      (f) Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

      (g) All non-audit fees billed by the registrant's accountant for services rendered to the Fund for the fiscal years ended November 30, 2004 and November 30, 2003 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's accountant for the registrant's adviser.

      (h)   Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 10. CONTROLS AND PROCEDURES

      a. The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

      b. There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

        (a)(1) Code of Ethics required to be disclosed under item 2 is attached hereto.

        (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

        (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES
                           [See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        IPS Funds


                                        By /s/ Greg D'Amico
                                           -------------------------------------
                                           Greg D'Amico
                                           PRESIDENT


                                        By /s/ Robert Loest
                                           -------------------------------------
                                           Robert Loest
                                           TREASURER

Date     02/08/2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By /s/ Greg D'Amico
                                           -------------------------------------
                                           Greg D'Amico
                                           PRESIDENT

Date    02/08/2005


                                        By /s/ Robert Loest
                                           -------------------------------------
                                           Robert Loest
                                           TREASURER

Date     02/08/2005